Exhibit 10.12

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION DIVISION OF BUSINESS AND FINANCE SECTION A: CONTRACT

1. AMENDMENT	2. CONTRACT	3. EFFECTIVE DATE OF	4. PROGRAM
NUMBER:	NO.:	AMENDMENT:
3	YH09-0001-04	May 1, 2009	DHCM — ACUTE
5. CONTRACTOR’S NAME AND ADDRESS:
Health Choice Arizona
1600 W. Broadway, Suite 260
Tempe, AZ 85282
6. PURPOSE OF AMENDMENT: To amend Section B, Capitation Rates, effective May 1, 2009.
7. THE CONTRACT REFERENCED ABOVE FOLLOWS
To amend Section B, Capitation Rates, effective May 1, 2009.

NOTE: Please sign and date all copies and then return one executed original to:	Mark Held
Sr. Procurement Specialist
AHCCCS Contracts
701 E. Jefferson St., MD 5700
Phoenix, AZ 85034
8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.
IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:	10. SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
[ILLEGIBLE]

/s/ Carolyn Rose	/s/ Pat Watkinson for Michael Veit
TYPED NAME: CAROLYN ROSE	MICHAEL VEIT
TITLE: CHIEF EXECUTIVE OFFICER	CONTRACTS & PURCHASING ADMINISTRATOR
DATE:	DATE: 3-30-09

SECTION B: CAPITATION RATES	Contract/RFP No. YH09-0001

SECTION B: CAPITATION RATES
The Contractor shall provide services as described in this contract. In consideration for these services, the Contractor will be paid Contractor-specific rates per member per month for the term May 1, 2009 through September 30, 2009. See attached revised rates.
CYE ‘09 Acute Care Contract
May 1, 2009

61

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
CAPITATION RATE SUMMARY — ACUTE RATES
Health Choice Arizona
05/01/2009-9/30/2009

									Maternity
	TANF	TANF	TANF	TANF	TANF	SSI	SSI		Delivery
Title XIX and KidsCare Rates [1]:	<1, M/F	1-13, M/F	14-44, F	14-44, M	45+, M/F	w/ Med	w/o Med	SFP	Supplement	Non-MED	MED
2 Yuma/La Paz	$451.13	$105.33	$204.19	$118.67	$365.40	$178.29	$693.11	$20.43	$6,190.52	$443.94	$1,636.99
4 Apache/Coconino/Mohave/Navajo	$474.50	$111.49	$270.70	$157.82	$409.11	$160.98	$775.55	$19.00	$6,241.93	$578.20	$1,433.37
10 Pima/Santa Cruz	$448.76	$100.79	$230.46	$127.70	$396.08	$145.39	$734.80	$20.91	$6,519.63	$485.35	$1,329.96
12 Maricopa	$558.77	$114.80	$239.88	$150.74	$410.20	$157.50	$744.97	$18.65	$6,646.66	$626.59	$1,415.16

	TANF	TANF	TANF	TANF	TANF	SSI	SSI
PPC Rates:	<1, MF	1-13, M/F	14-44, F	14-44, M	45+, M/F	w/ Med	w/o Med	Non-MED	MED
2 Yuma/La Paz	$1,204.81	$61.66	$238.16	$212.19	$436.74	$134.22	$410.31	$1,075.65	$7,443.55
4 Apache/Coconino/Mohave/Navajo	$1,190.43	$62.09	$264.19	$215.00	$439.32	$135.74	$405.56	$1,127.34	$7,404.72
10 Pima/Santa Cruz	$1,192.26	$56.23	$247.42	$196.93	$439.38	$132.24	$408.04	$887.69	$7,387.84
12 Maricopa	$1,217.54	$66.04	$255.60	$224.64	$446.27	$132.38	$425.30	$1,319.34	$7,668.50

	Option 1	Option 2
Other Rates:	Transplant	Transplant
2 Yuma/La Paz	$40.00	$40.00
4 Apache/Coconino/Mohave/Navajo	$40.00	$40.00
10 Pima/Santa Cruz	$40.00	$40.00
12 Maricopa	$40.00	$40.00

1.	Rates have been adjusted for $50,000 Reinsurance Deductible